Exhibit 10.10

STOCK OPTION AGREEMENT

UNDER

TEXAS INDUSTRIES, INC. 2004 OMNIBUS EQUITY COMPENSATION PLAN

Pursuant to its 2004 Omnibus Equity Compensation Plan, TEXAS INDUSTRIES, INC., effective this      day of                     , 20    , hereby grants to                                           an Option to purchase an aggregate of              shares of the Common Stock, $1.00 par value, of the Company at $                 per share on the terms and conditions hereinafter set forth, of which the Option to purchase                  Shares is an Incentive Stock Option and the Option to purchase                  Shares is a Nonqualified Stock Option.

ARTICLE I

Definitions

(a)	“Common Stock” means shares of the Company’s Common Stock, $1.00 par value.

(b)	“Company” means Texas Industries, Inc., a Delaware corporation, and any successor thereto as defined in the Plan.

(c)	“Effective Date” means the date of the grant of this Option, as set forth above.

(d)	“Fair Market Value” is the mean between the high and low sales price of a share of Common Stock on the New York Stock Exchange on the Effective Date of this Option.

(e)	“Grantee” means the person named above to whom this Option has been granted, except where the context plainly otherwise requires.

(f)	“Option” means the Incentive Stock Option and/or Nonqualified Stock Option granted pursuant to this Agreement.

(g)	“Option Price” means the price at which a Share may be purchased by Grantee pursuant to this Option, as set forth above, as such price may be adjusted pursuant to the terms of the Plan.

(h)	“Optioned Shares” means the number of Shares that Grantee may purchase pursuant to this Option, as set forth above, as such number may be adjusted pursuant to the terms of the Plan.

(i)	“Plan” means the Texas Industries, Inc. 2004 Omnibus Equity Compensation Plan.

(j)	“Retirement” means the termination of employment of a Grantee from active service with the Company, normally at age 65 or at an earlier age if approved by the Committee.

(k)	“Share” means a share of common stock of the Company, $1.00 par value per share.

(l)	“Successor” means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise this Option by bequest or inheritance or by reason of the death of the Grantee.

(m)	“Term” means the period during which the Option granted hereby may be exercised.

(n)	Each other capitalized term that is used but not defined in this Agreement shall have the meaning prescribed in the Plan.

ARTICLE II

Term of Option and Exercise

(a)	The Term of this Option shall commence one (1) year from the Effective Date and shall terminate, unless sooner terminated by the terms of the Plan or of this Agreement, at:

(i)	the close of the Company’s business on the day preceding the tenth anniversary of the Effective Date, if the Company is open for business on such day; or

(ii)	the close of the Company’s business on the next preceding day that the Company is open for business.

(b)	Subject to the terms of the Plan, this Option may be exercised, at the times and in the amounts set forth on Schedule 1, by delivery of notice of exercise as provided in Article III hereof, unless this Option shall cease to be exercisable at an earlier date pursuant to Article IV hereof.

(c)	The right to purchase Shares is cumulative so that the Grantee may purchase during any of the periods stated above those quantities of Shares which the Grantee was entitled to purchase but did not purchase during any preceding period.

ARTICLE III

Method of Option Exercise

(a)	In order to exercise this Option, the Grantee must deliver or mail to the Company’s Vice President, General Counsel and Secretary, or his/her designee:

(i)	a notice, in a form prescribed by the Company, indicating:

(1)	the intent to exercise this Option;

(2)	whether the Option being exercised is an Incentive Stock Option or a Nonqualified Stock Option, and the number of Optioned Shares and the Option Price to which such exercise relates;

(3)	whether such Shares shall be issued in the Grantee’s name, or in the Grantee’s name and the name of another person, the nature of the tenancy (joint tenants with right of survivorship, tenants in common, etc.) together with the Social Security Number(s) of the person(s) whose name(s) will appear on the certificates.

(4)	denomination(s) of the certificate(s) desired;

(5)	the address of record for delivery of the certificate(s) and any subsequent stockholder mailing;

(6)	if permitted by the Committee, Grantee may request that such Shares be issued in book entry form, in which event such notice shall include the information reasonably required to issue such Shares in book entry form.

(ii)	payment as appropriate as follows:

(1)	Grantee’s check or money order, payable to the Company, in an amount equal to the Option Price times the number of Option Shares being exercised; or

(2)	whole Shares of Common Stock already beneficially owned by the Grantee for a period of at least six (6) months, the aggregate Fair Market Value on the date of exercise of which equals or exceeds the Option Price times the number of shares being exercised, together with a duly executed stock power (with signature guaranteed) conveying such shares to the Company; or

(3)	a check or money order payable to the order of the Company plus whole shares of Common Stock already beneficially owned by the Grantee for at least six (6) months, the aggregate of which, determined as provided in subparagraphs (1) and (2) above equals the Option Price times the number of Optioned Shares being exercised; or

(4)	any other form and method of payment approved by the Committee.

(b)	Upon receipt of such notice and payment and satisfaction of any applicable tax withholding, the Company shall deliver to the Grantee, as soon thereafter as practicable, a certificate or certificates in the Grantee’s name, or in the Grantee’s name and the name of another person, as the Grantee shall have requested, for such number of Optioned Shares.

ARTICLE IV

Termination of Option

(a)	Upon termination of Grantee’s employment by reason of Retirement, the Grantee may, until the earlier of (i) the expiration of the Term of this Option or (ii) sixty (60) months from the date of termination of employment, exercise this Option or any portion thereof to the extent exercisable during such period.

(b)	Upon termination of Grantee’s employment by reason of death or Disability (as determined by the Committee), the Grantee or the Grantee’s Successor may exercise that portion of this Option which is exercisable at the date of such termination until the earlier of the expiration of the Term of this Option or twelve (12) months following such termination.

(c)	Upon termination of Grantee’s employment for a reason other than death, Disability or Retirement during the Term of the Option, the Grantee may exercise the Option to the extent exercisable at the date of termination of employment until the earlier of:

(i)	the expiration of the Term of the Option; or

(ii)	Three (3) months following such termination of employment; provided, however, that in the event of the termination of employment of a Grantee on account of fraud, dishonesty or other acts detrimental to the interests of the Company or a Subsidiary, this Option and any and all rights hereunder shall automatically terminate as of the date of such termination of employment.

(d)	If the Grantee’s employment is terminated for any reason whatsoever by the Company or a Subsidiary within one (1) year of the Effective Date of the Option, the Option shall terminate immediately upon such termination of employment.

(e)	A transfer of the Grantee’s employment from the Company to a Subsidiary of the Company or vice versa, or from one Subsidiary to another, without an intervening period, shall not be deemed a termination of employment with the Company.

(f)	Exercise of this Option or any installment hereunder by the Grantee or the Successor of the Grantee, shall be subject to all terms and conditions of the Plan.

ARTICLE V

Change of Control

(a)	If a Change of Control (as defined below) occurs, this Option shall become immediately exercisable with respect to the full number of Shares subject to this Option, notwithstanding the specific terms of this Option.

(b)	“Change of Control” shall mean the occurrence of any of the following after the Effective Date of this Option:

(i)	Any person becomes the beneficial owner of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities that have the right to vote for the election of directors generally. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, and used in Sections 13(d)(3) and 14(d)(2) thereof, including a “group” as defined in Section 13(d) thereof, other than (1) any employee plan established by the Company, (2) the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) an entity owned, directly or indirectly, by security holders (including, without limitation, warrant or option holders) of the Company in substantially the same proportions as their ownership of the Company. “Beneficial owner” shall have the meaning ascribed to such term in Rule 13d-3 under such act.

(ii)	Continuing Directors cease for any reason to constitute a majority of the directors of the Company then serving. “Continuing Directors” means directors of the Company who were:

(x)	directors on the Effective Date of this Option, or

(y)	elected or nominated for election with the approval of a majority of the directors who, at the time of such election or nomination, were Continuing Directors.

(iii)	A merger, consolidation or other business combination (including an exchange of securities with the security holders of an entity that is a constituent in such transaction) of the Company with any other entity, unless the voting securities of the Company outstanding immediately prior to such merger, consolidation or business combination continue to represent at least a majority of the combined voting power of the securities having the right to vote for the election of directors generally of the Company or the surviving entity or any parent thereof outstanding immediately after such merger, consolidation or business combination (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity or parent thereof).

(iv)	The Company (taken as a whole with its subsidiaries) sells, leases or otherwise disposes of all or substantially all of its assets (in one transaction or a series of related transactions, including by means of a sale, lease or disposition of the assets or equity interests in one or more of its direct or indirect subsidiaries), other than such a sale, lease or other disposition to an entity of which at least a majority of the combined voting power of the outstanding securities are owned directly or indirectly by stockholders of the Company.

(v)	The occurrence of any other event or circumstance that results in the Company filing or being required to file a report or proxy statement with the Securities and Exchange Commission disclosing that a change of control of the Company has occurred.

(c)	Upon the occurrence of a Change of Control, the provisions of Section IV(d) are superceded and shall no longer have any effect.

ARTICLE VI

Restrictions on Sales

Grantee may not sell or otherwise dispose of shares of Common Stock received upon exercise of this Option unless Grantee first satisfies himself/herself (i) that the Common Stock has been duly registered under the Securities Act of 1933 or that under such Act no prospectus and no compliance with Regulation A of the Securities and Exchange Commission are required for such sale or disposition and that no state license or permit is necessary for such sale or disposition, and (ii) that such a state license or permit, if required, has been duly issued.

ARTICLE VII

Other Terms

(a)	Grantee understands that (i) the Grantee shall not have any rights as a stockholder with respect to any Common Stock received upon exercise of this Option until such Common Stock has been actually issued to the Grantee in accordance with the terms hereof; and (ii) nothing in this Agreement or the Plan shall confer on Grantee any right to continue in the employ of the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary to terminate his or her employment at any time, with or without cause, notwithstanding the possibility that the number of Shares purchasable or exercisable by Grantee under this Option thereby be reduced or eliminated.

(b)	Anything herein to the contrary notwithstanding, the Company may postpone the exercise of this Option for such time as the Board of Directors or the Committee in its discretion may deem necessary, in order to permit the Board of Directors or the Committee with reasonable diligence (i) to effect or maintain registration under the Securities Act of 1933, as amended, of the Plan or the shares of Common Stock issuable upon the exercise of this Option, or (ii) to determine that the Plan and such shares are exempt from registration; and the Company shall not be obligated by virtue of this Option or to sell or issue shares of Common Stock in violation of said Act or of the law of any government having jurisdiction thereof. Any such postponement shall not extend the Term of this Option; and neither the Company nor its Board nor the Committee shall have any obligation or liability to the Grantee or to the Grantee’s Successor, with respect to any Shares of Common Stock as to which this Option shall lapse because of such postponement.

(c)	Subject to Article IV of this Agreement, this Option shall be non-transferable and non-assignable except by will and by the law of descent and distribution. During the Grantee’s lifetime, this Option may be exercised only by the Grantee.

(d)	The Grantee agrees that in the event Grantee makes any sale or other disposition of the Shares issued upon exercise of an Incentive Stock Option within 1 year after the date of exercise, Grantee shall promptly notify the Company of such sale or disposition and shall furnish the Company with such information concerning such sale or disposition as may be requested by the Company.

(e)	As a condition of the granting of this Option, the Grantee or Successor of the Grantee agrees that any dispute or disagreement which may arise hereunder shall be determined by the Board of Directors or the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Board of Directors or the Committee of the terms of this Agreement or the Plan shall be final and binding and conclusive, for all purposes, upon the Company, the Grantee or the Successor of the Grantee. No member of the Board or the Committee shall be liable to any person for any action, failure to act, omission or determination taken or made in good faith with respect to the Plan or this Agreement.

(f)	Any notice given by the Company to the Grantee shall be effective to bind any person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise the Grantee of the existence, maturity or termination of any of the Grantee’s rights hereunder and the Grantee shall be deemed to have familiarized himself/herself with all matters contained herein and in the Plan which may affect any of the Grantee’s rights and privileges hereunder.

(g)	This Agreement is subject to the Plan and its terms and provisions (including any subsequent amendments thereto), which Plan and its terms and provisions are by this reference incorporated herein. In the event of a conflict between any term or provision contained herein and a term or a provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

IN WITNESS WHEREOF, TEXAS INDUSTRIES, INC. has caused this Stock Option Agreement to be executed as of the Effective Date, and Grantee has accepted the terms and provisions thereof.

TEXAS INDUSTRIES, INC.

By:
Executive Vice President

ACCEPTED:

By:

SCHEDULE I

Option	Grant effective .

                                         , Grantee.

EXERCISE SCHEDULE

This Option shall become exercisable in accordance with the following schedule:

Date on and After Which Option is Exercised	% of Total Shares Subject to Option Which May Be Purchased
Date of Grant of Option	0%
1st Anniversary of Grant Date	20%
2nd Anniversary of Grant Date	40%
3rd Anniversary of Grant Date	60%
4th Anniversary of Grant Date	80%
5th Anniversary of Grant Date	100%

The foregoing schedule may be accelerated in the event of a change of control as provided in Article V of the Plan.